UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Cogent Biosciences, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

COGENT BIOSCIENCES, INC. 275 WYMAN ST., 3RD FLOOR WALTHAM, MA 02451
Your Vote Counts!
COGENT BIOSCIENCES, INC.
2023 Annual Meeting
Vote by June 6, 2023 11:59 PM ET
V09447-P90286
You invested in COGENT BIOSCIENCES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2023.
Get informed before you vote
View the Proxy Statement and Annual Report for the year ended December 31, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
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Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 7, 2023 9:00 AM, ET
Virtually at:
www.virtualshareholdermeeting.com/COGT2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board
Voting Items Recommends
1. Election of Class II Directors for terms expiring in 2026
Nominees:
01) Chris Cain, Ph.D. For
02) Arlene M. Morris
03) Todd Shegog
2. An amendment and restatement of the Amended and Restated 2018 Stock Option and Incentive Plan to increase the number of shares reserved for issuance. For
3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
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V09448-P90286